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                                                                    Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 20, 2006, in the Registration Statement on Form S-1 and related Prospectus of Opnext, Inc., dated October 27, 2006.

                                                /s/ Ernst & Young LLP
                                                New York, New York
                                                October 23, 2006